

中国船舶燃料服务集团

Andatee China Marine Fuel Services Corporation

Corporate Presentation

February 2010

Cautionary Statement Relating to the "Forward Looking Statements"

Statements contained in this presentation not relating to historical facts are forward-looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995. All forward-looking statements included herein are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements. To the extent that any statements made here are not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "may," "anticipates," "believes," "should," "intends," "estimates" and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by these forward-looking statements. Such risk factors include, without limitation, our ability to properly execute our business model, to attract and retain management and operational personnel, potential volatility in future earnings, fluctuations in the Company's operating results, governmental decisions and regulation, and existing and future competition that the Company is facing. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual events to differ from the forward-looking statements. More information about some of these risks and uncertainties may be found in the Company's filings with the Securities and Exchange Commission under the caption "Risk Factors" in such filings. Information regarding market and industry statistics contained in this prospectus is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources and cannot assure investors of the accuracy or completeness of the data included in this prospectus. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenues and market acceptance of products and services.

General Information

- Headquartered in Dalian, Liaoning province with 128 employees
- Founded in 2001 through a joint venture with China National Petroleum Corporation, the largest petroleum company in China
- Leading producer, distributor, retailer of marine fuel alternatives for cargo and fishing vessels in Northern China
- Largest privately owned company engaging in marine fuel production and distribution in Northern China—approximately 25% market share in the Bohai Bay area

Equity Snapshot

Trading market/Symbol	NASDAQ GM: AMCF
Price(2/19/2010)	$6.00
Shares outstanding	9.1 million
Market Capitalization	$54.6 million
Revenues (LTM)	$99.6 million
Net income (LTM)	$3.9 million
EPS (LTM)	$0.43
Price/Earnings (LTM)	13.9x
Price/Sales (LTM)	0.6x

LTM: Last Twelve Months ended September 30, 2009

Gross proceeds raised from January 2010 IPO is $19,750,000

Value Proposition

AMCF is a fast-growing vertically integrated manufacturer and distributor of marine fuel services and quality products operating in a fragmented industry. With gross proceeds of the successful initial public offering and a focused, disciplined management team, the company is strategically positioned to execute a roll up in the industry and generate double digit earnings and revenue growth in 2010 and beyond.

Key Milestones

Milestone	Date
Listed on the NASDAQ Global Market Raised $19.75 Million at $6.30 in Initial Public Offering	January 2010
Acquired Majority Ownership in two marine fuel operations in Zhejiang Province and Shandong Province	2008
Bought China Natural Petroleum Corp Stake	2007
Successfully Developed Own Blend of Marine Fuel For Cargo Vessels	2005
Sole Supplier of Fuel to China Shipping Group	2003
Operating Company Founded as JV with China National Petroleum Corp. (CNPC)	2001

Geographic Footprint


Liaoning
Dalian
Shandong
Zhejiang

Competitive Advantages

- Focused on the fragmented, underserved fishing and small cargo vessels market
- Well recognized brand associated with superior product quality and energy efficient marine fuels with premium pricing
- Reliable upstream suppliers with short and long-term contracts
- Internal innovation capability to lead to new product development
- Stringent quality control leading to increased customer retention and loyal customer base
- Actively building and acquiring proprietary sites and distribution infrastructure
- Experienced management to fortify and expand Company's leadership role in the industry





Extensive Sales & Distribution Network - Expansion Opportunities

中国船舶燃料服务集团
Andatee China Marine Fuel Services Corporation



Liaoning
Shandong
Jiangsu
Zhejiang
Fujian
Guangxi
Guangdong

Liaoning

- Estimated market size: 500,000 tons
- Proposed outlets: 5 (current:1)

Shandong

- Estimated market size 600,000 tons
- Proposed outlets: 5 (current:2)

Jiangsu

- Estimated market size: 300,000tons
- Proposed outlets: 4

Zhejiang

- Estimated market size: 1.2 million tons
- Proposed outlets: 4 (current:1)

Fujian

- Estimated market size: 1 million tons
- Proposed outlets: 4

Guangdong

- Estimated market size: 400,000 tons
- Proposed outlets: 3

Guangxi

- Estimated market size: 1 million tons
- Proposed outlets: 2

*The Company currently operates in Liaoning, Shandong and Zhejiang province

China Port Services: Strong Growth

中国船舶燃料服务集团
Andatee China Marine Fuel Services Corporation



2008 Top 20 World Ports (Million MT)
Currently operates in Dalian
Currently operates in Zhousan
700
600
500
400
300
200
100
0
170
170
185
190
200
211
218
227
234
242
252
259
300
344
356
421
515
520
582
Los Angeles
Chiba
Dalian
Antwerp
Gwangyang
Shenzhen
Nagoya
Houston
South Louisiana
Busan
Qinhuangdao
Hong Kong
Qingdao
Guangzhou
Tianjin
Rotterdam
Singapore
Zhousan/Ningbo
Shanghai

- **10 of the top 20 ports in the world are in China, and Andatee operates in 2 of them already, namely Zhousan and Dalian**
- **In total there are 1,400 harbours in China, with over 35,000 berths and cargo capacity of 3.4 billion tons**
- **The National Development and Reform Commission estimates the underlying growth rate for the logistics industry at 20%**

Source: TopForeignStock.com, NDRC

Favorable Market Environment Creating New Growth Opportunities

- China has the largest fishing fleet in the world at about 300,000 vessels (1)
- China's marine fuel market is expected to grow by 100% to 12 million tonnes (214,000 barrels per day) by 2013 from 6 million tonnes or 120,000 barrels per day in 2008 (2)
- Highly fragmented market in marine fuel supply for vessels smaller than 3,000 tons (3)
- Limited competition in the industry causing product shortage, low quality supplies and volatile pricing
- China has been liberalizing its oil industry to allow private enterprise participation in oil product distribution

Sources: (1) www.blueplanetsociety.com
(2)www.allbusiness.com
(3) Management estimates

Strategic Goal:
"One-Stop-Shop Marine Port Services"

中国船舶燃料服务集团
Andatee China Marine Fuel Services Corporation


Oil Related Products
Marine Supplies & Procurement
Andatee Marine Service Depot
Maintenance Services
Payment Services

Strategic Rationale

- Diversify revenue base and expand profit margin
- Leverage existing brand awareness
- Take advantage of extensive distribution network
- Leverage infrastructure to provide excellent value added service

Growth Strategy

- Targeted expansion through building new facilities, joint venture and acquisitions
- Establish a "One-Stop-Shop Marine Services" to introduce value added port services and increase retail customer base
- Explore international suppliers and trading opportunities
- Product innovation for larger vessels and other industries



Financial Highlights

中国船舶燃料服务集团
Andatee China Marine Fuel Services Corporation

Revenue



$ Millions
120.0
100.0
80.0
60.0
40.0
20.0
0.0
99.60
113.70
79.20
106.70
LTM
Annualized '09
2008
2007

Gross Profit



$ Millions
9.0%
11.9%
5.1%
5.7%
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9.10
13.60
4.20
5.90
LTM
Annualized '09
2008
2007

Operating Income



$ Millions
5.0%
6.7%
2.0%
3.0%
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5.40
7.60
1.90
2.90
LTM
Annualized '09
2008
2007

Net Income



$ Millions
4.0%
5.5%
2.0%
2.0%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
3.9
6.3
1.5
2.0
LTM
Annualized '09
2008
2007

LTM: Last Twelve Months ended September 30, 2009

Diversifying Revenue Mix & Increasing Stable Margins

- For the nine months ended September 2009, 59.2% of revenues were from distributor sales and 40.8% from retail customers
- Retail gross margins are approximately 11%-13% compared to distribution gross margins of 7%-9%
- Strategic shift to focus on retail customers to improve margins and provides a buffer against fuel price fluctuations
- Retail customers are expected to reach a ratio of 60:40 in the next three years

Revenue Mix
(9 Months ended 9/30/2009)


13%
2%
15%
70%
Total sales: 191,174 tons
#2
#3
#4
180CST
120CST

Balance Sheet

中国船舶燃料服务集团
Andatee China Marine Fuel Services Corporation

(In $US '000)	Sep 30, 2009 (Unaudited)	Dec 31, 2008 (Audited)
Cash and cash equivalents	$4,760	$4,924
Accounts receivable	2,540	1,518
Inventories	12,242	4,702
Total Current Assets	22,662	19,298
Property, plant and equipment, net	2,710	2,767
Total Assets	$36,205	$34,291
Accounts payable	1,521	296
Short-term Loan/Bank Notes	10,238	16,340
Total Current Liabilities	19,103	22,132
Total Liabilities	19,103	22,132
Total Equity	17,102	12,159
Total Liabilities and Equity	$36,205	$34,291

Investment Highlights

- Leading supplier and producer of blended marine oil fuel alternatives
- Vertically integrated manufacturer, distributor, retailer of marine fuel products and services
- The only U.S listed Chinese company participating in the marine fuel industry in China
- Outstanding financial performance to date and expectations for growth to continue
- Superior brand to capture largest market share
- Huge demand and growth potential in China's marine bunker industry
- Comprehensive customer service and extensive sales network



中国船舶燃料服务集团
Andatee China Marine Fuel Services Corporation

Most Comparable Peer Valuation

	Aegean Marine Petroleum Network Inc.	Brightoil Petroleum Holdings Ltd	Andatee China Marine Fuel Services Corporation
Exchange & Symbol	NYSE: ANW	HK: 0933	NASDAQ: AMCF
Business Description:	• Supplier and marketer of refined marine fuel and lubricants	• The only private enterprise in China's duty-free marine bunkering industry	• Producer and distributor of marine fuel alternatives for cargo and fishing vessels
Market Capitalization:	• $1.2B	• $1.9B	• $54M
LTM Revenue:	• $2.2B	• $703.5M	• $99.6M
LTM Net Profit Margin:	• 2.2%	• 4.8%	• 4.0%
2010E P/E multiple:	• 15.8x	• NA	• NA
LTM P/E multiple:	• 24.4x	• 46.1x	• 13.9x $6.00/share

*CAPITALIQ: January 3, 2010;

Experienced Management Team

Mr. An Fengbin, Chairman, President and CEO - Founder of Dalian Xing Yuan Marine Fuel Co.,Ltd. Previously, he worked in the Credit and Loan Department of China Agricultural Bank as Deputy Director of Corporate Department. Joined Dalian Zhenyuan Oil Blending Co., Ltd as a General Manager in 1996 and established a joint venture with CNPC in 2001 and established Dalian Xing Yuan Marine Fuel Co., Ltd. Mr. An graduated from Dongbei Finance University.

Mr. Wen Tong (Bill), CFO - CFO and Director since May 2007. Previously, he was a director and deputy manager of Dalian Dongtai Waste Management Co., Ltd., a public listed company in the U.S (CIWT.ob). Mr. Wen holds a degree in Accounting from Dongbei Finance and Economics University.

Mr. Yuqiang Chen, COO - Chief Operating Officer since April 2009. Previously Deputy General Manager of Guangdong Longtian Chemical Co since April 2008.Deputy General Manager for Guangzhou Nansha Taishan Petrochemical Co., Ltd. Mr. Chen holds a Bachelor degree in Logistic Management from Chongqing Jiaotong University and a MBA from Zhongshan University.

Mr. Deping Wu, CAO - Mr. Wu has over 9 years experience in the oil and petrochemical industry focusing on marketing, logistics management and operational activities. Previously a General Manager of Hubei Petrochemical Company, Ltd. (Shenzhen Stock Exchange: 000670) since June 2005, where he successfully lead the Company to sell fuel products internationally and increased its revenue significantly. Mr. Wu holds a Bachelor degree in Law from Hubei University.

Mr. Weidong Li, CMO - Chief Marketing Officer since March 2009 focusing on operations and marketing. He was previously an operations manager at SUMEC International Technology Co., Ltd. Prior to that, he was a Vice General Manager of DongYing Yi BangWeiYe Science, Industry & Trade Co., Ltd. He also had 12 years of experience as department manager at China Petroleum and Chemical Corporation, Shandong branch.

Contact Information

Andatee China Marine Fuel

Mr. Bill Wen, CFO
Phone: 86-411-8360 4683
Email: bill.wen@andatee.com
Website: www.andatee.com

Investor Relations Firm

RedChip Companies Inc.
Jon Cunningham, Director of IR
Phone: 1-800-RED-CHIP (733-2447)-ext 107
E-mail: Jon@redchip.com
Website: www.redchip.com


辽油123

中国船舶燃料服务集团

Andatee China Marine Fuel Services Corporation

Corporate Presentation

February 2010